EXHIBIT 10.3

FIRST PRIORITY TAX SOLUTIONS INC.

SUBSCRIPTION AGREEMENT

NO PURCHASER MAY ENGAGE IN ANY HEDGING TRANSACTIONS WITH RESPECT TO THE SECURITIES.

To:	First Priority Tax Solutions Inc. 137 N. Main Street, Suite 200A Dayton, Ohio 45402 U.S.A.
Attn: Mr. Michael Heitz President

This Subscription Agreement (“Agreement”) sets forth the terms under which the undersigned (“Subscriber”) will invest in First Priority Tax Solutions, Inc., a Delaware corporation (the “Corporation”). This subscription is one of a limited number of subscriptions for up to ____________ shares of Common Stock (the “Shares”) at a price of $0.02 per share (the “Subscription Price”).

The Shares are being offered to a limited number of Subscribers on behalf of the Corporation.

Execution of this Agreement by the Subscriber shall constitute an offer by the Subscriber to subscribe for the Shares set forth in this Agreement on the terms and conditions specified herein. The Corporation reserves the right to reject such subscription offer or, by executing a copy of this Agreement, to accept such offer. If the Subscriber's offer is accepted, the Corporation will execute this Agreement and return an executed copy of the Agreement to the Subscriber. If the Subscriber's offer is rejected, the payment accompanying this Agreement will be returned, with the notice of rejection.

A.  SUBSCRIBER DECLARATION

The Subscriber acknowledges that the Subscriber is purchasing the Shares and represents that the Subscriber has the following relationship with a director, officer or promoter of the Corporation (check one):

Friend	_____
Relative	_____
Business Associate	_____

B.  TERMS, CORPORATE DISCLOSURE AND GENERALSUBSCRIBER ACKNOWLEDGEMENTS AND WARRANTIES

1.	Use of Funds of the Shares

The Subscriber acknowledges that the funds to be raised from the Shares are to be employed for the business of the Corporation in accordance with management's discretion as to the best use of the same for the Corporation's business plan. The Corporation reserves the right at any time to alter its business plan in accordance with management's appraisal of the market for the goods and services of the Corporation.

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2.	Method of Subscription and Terms of Fund Release

A subscription shall be made by delivering to the Corporation a signed copy of this Agreement and the Subscription Price made to the Corporation or such party as the Corporation may direct. The funds will be employed by the Corporation immediately upon acceptance of the subscription, or of the lesser amount if the full subscription is not accepted.

The Corporation shall return to the Subscriber the Subscription Price, or such amount as has not been accepted, as to such part of the subscription which the Corporation has not accepted.

The Subscriber hereby agrees and acknowledges that:

(a) Further Financing. The Corporation may issue further offers similar to the within which may bear higher or lower prices, as reasonably determined by the Corporation. The Corporation may, and will, acquire debt and/or equity financing in the future if required or advisable in the course of the Corporation's business development.

(b)  Withdrawal or Revocation. This Agreement is given for valuable consideration and shall not be withdrawn or revoked by the Subscriber once tendered to the Corporation with the Subscription Price.

(c)  Agreement to be Bound. The Subscriber hereby specifically agrees to be bound by the terms of this Agreement as to all particulars hereof and hereby reaffirms the acknowledgments, representations and powers set forth in this Agreement.

(d)  Reliance on Subscriber's Representations. The Subscriber understands that the Corporation will rely on the acknowledgments, representations and covenants of the Subscriber herein in determining whether a sale of the Shares to the Subscriber is in compliance with applicable securities laws. The Subscriber warrants that all acknowledgments, representations and covenants are true and accurate.

(e)  Waiver of Preemptive Rights. The Subscriber hereby grants, conveys and vests the Chief Executive Officer of the Corporation as the Subscriber's power of attorney solely for the purpose of waiving any prior or preemptive right which the Subscriber may have under applicable law to further issues of the Shares of the Corporation.

3.	Subscriber's Representations, Warranties and Understandings

The Subscriber represents and warrants to the Corporation and understands that:

(a)  Principal. The Subscriber is purchasing the Shares as principal for the Subscriber’s own account and not for the benefit of any other person except as otherwise stated herein, and not with a view to the resale or distribution of all or any of the Shares.

(b)  Decision to Purchase. The decision of the Subscriber to enter into this Agreement and to purchase Shares pursuant hereto has been based only on the representation of this agreement and any collateral business plan or offering memorandum provided herewith or based upon the Subscriber's relationship with the foregoing stated person of the Corporation. It is not made on other information relating to the Corporation and not upon any oral representation as to fact or otherwise made by or on behalf of the Corporation or any other person. The Subscriber agrees that the Corporation assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any business plan information, which has been created based upon the Corporation's management experience. In particular, and without limiting the generality of the foregoing, the decision to subscribe for Shares has not been influenced by:

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•	Newspaper, magazine or other media articles or reports related to the Corporation or its business;

•	Promotional literature or other materials used by the Corporation for sales or marketing purposes; or

•

Any representation, oral or otherwise that the Corporation will become a publicly traded company, that the Shares will be repurchased or have any guaranteed future realizable value, or that there is any certainty as to the success of the Corporation or liquidity or value of the Shares.

(c)  Economic Risk. The Subscriber has such knowledge and experience in financial and business affairs as to be capable of evaluation the merits and risks of the Subscriber’s investment in the Shares and the Subscriber is able to bear the economic risk of a total loss of the Subscriber's investment in the Shares.

(d)  Speculative Investment. The Subscriber understands that an investment in the Shares is a speculative investment and that there is no guarantee of success of management's plans. Management's plans are an effort to apply present knowledge and experience to project a future course of action which is hoped will result in financial success employing the Corporation's assets and present level of management's skills, and those whom the Corporation will need to attract (which cannot be assured). Additionally, all plans are capable of being frustrated by new or unrecognized or unappreciated circumstances which can typically not be accurately, or at all, predicted.

(e)  Address. The Subscriber is resident as set out on the last page of this Agreement as the "Subscriber's Address" and the address set forth on the last page of this Agreement is the true and correct address of the Subscriber.

(f)  Risk and Resale Restriction. The Subscriber is aware of the risks and other characteristics of the Shares and of the fact that the Subscriber will not be able to resell the Shares except in accordance with the applicable securities legislation and regulatory policy.

(g)  Receipt of Information. The Subscriber acknowledges that, to the Subscriber’s satisfaction:

•	The Subscriber has either had access to or has been furnished with sufficient information regarding the Corporation and the terms of this investment transaction to the Subscriber’s satisfaction;

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The Subscriber has been provided the opportunity to ask questions concerning this investment transaction and the terms and conditions thereof and all such questions have been answered to the Subscriber’s satisfaction; and

•

The Subscriber has been given ready access to and an opportunity to review any information, oral or written, that the Subscriber has requested, in particular to any offering memorandum or business plan of the Corporation, if available, concurrent with or as a part of this subscription.

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(h)  Confidentiality. The Subscriber understands that the Corporation's business plan and this Agreement are confidential. The Subscriber has not distributed such, or divulged the contents thereof, to anyone other than such legal or financial advisors as the Subscriber has deemed desirable for purposes of evaluating an investment in the Shares and the Subscriber has not made any copies thereof except for the Subscriber’s own records.

(i)  Age of Majority. The Subscriber, if an individual, has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant hereto.

(j)  Authorization and Formation of Subscriber. The Subscriber, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Shares and such entity has not been formed for the specific purpose of acquiring Shares in the offering. If the Subscriber is one of the aforementioned entities, it hereby agrees that upon request of the Corporation it will supply the Corporation with any additional written information that may be requested by the Corporation.

(k)  Legal Obligation. This Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber.

(l)  Compliance with Applicable Laws. The Subscriber knows of no reason why the delivery of this Agreement, the acceptance of it by the Corporation and the issuance of the Shares to the Subscriber will not comply with all applicable laws of the Subscriber's jurisdiction of residence or domicile, and all other applicable laws, and the Subscriber has no reason to believe that such will cause the Corporation to become subject to or required to comply with any additional disclosure, prospectus or reporting requirements. The Subscriber will comply with all applicable securities laws and will assist the Corporation in all reasonable manners to comply with all applicable securities laws.

(m)  Encumbrance or Transfer of Shares. The Subscriber will not sell, assign, gift, pledge or encumber in any manner whatsoever the Shares herein subscribed without the prior written consent of the Corporation and in accordance with applicable securities laws.

The Subscriber agrees that the above representations and warranties of the Subscriber will be true and correct as of the execution of and acceptance of this Agreement and will survive the completion of the issuance of the Shares. The Subscriber understands that the Corporation will rely on the representations and warranties of the Subscriber herein in determining whether a sale of the Shares to the Subscriber is in compliance with foreign, federal, state and local securities laws and the Subscriber agrees to indemnify and hold harmless the Corporation from all damages or claims resulting from any misrepresentation by the Subscriber.

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4.	Material Changes

The Subscriber undertakes to notify the Corporation immediately should there be any material change in the foregoing warranties and representations and provide the Corporation with the revised or corrected information. The Subscriber hereby agrees to indemnify and hold the Corporation and its affiliates, and the Escrow Agent harmless from and against any and all liability, damage, cost or expense (including reasonable attorneys' fees) incurred on account of or arising out of:

(a)  Any inaccuracy in the Subscriber's acknowledgments, representations or warranties set forth in this Agreement;

(b)  The Subscriber's disposition of any of the Shares contrary to the Subscriber's acknowledgments, representations or warranties in this Agreement;

(c)  Any suit or proceeding based upon a claim that said acknowledgments, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Corporation or its affiliates or the disposition of all or any part of the Subscriber's Shares; and

(d)  The Subscriber's failure to fulfill any or all of the Subscriber's obligations herein.

5.	Address for Delivery

Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by delivery (electronic or otherwise) or prepaid registered mail deposited in a post office addressed to the Subscriber or the Corporation at the address specified in this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the fifth day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.

6.	Change of Address

Either party may at any time, and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

7.	Severability and Construction

Each section, sub-section, paragraph, sub-paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

8.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, U.S.A. Any dispute regarding matters as between the Subscriber and the Corporation, whether as a subscriber or shareholder, and whether arising under this Agreement or pursuant to applicable law, shall be adjudicated in Delaware unless the Corporation shall determine or permit otherwise.

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9.	Survival of Representations and Warranties

The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

10.	Counterparts

This Agreement may be signed by the parties hereto in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth in this Agreement. This Agreement may be executed and exchanged by facsimile and such facsimile copies shall be valid and enforceable agreements.

11.	Entire Agreement

This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings. There are no collateral agreements or understandings hereto and this Agreement, and the documents contemplated herein, constitutes the totality of the parties' agreement. This Agreement may be amended or modified in any respect by written instrument only.

12.	Successors and Assigns

The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Subscriber and the Corporation, and their respective successors and lawfully permitted assigns; provided that, except as herein provided, this Agreement shall not be assignable by any party without the written consent of the other. The benefit and obligations of this Agreement, insofar as they extend to or affect the Subscriber, shall pass with any assignment or transfer of the Shares in accordance with the terms of this Agreement.

13.	Subscription Amount and Payment

Subscriber hereby subscribes for ______________ (Number) Shares for a total purchase price of $______________(Number of Shares x $0.02) and hereby submits a check in the amount of $______________(Number of Shares x $0.02) made payable to “First Priority Tax Solutions Inc.”

[Signature Page Appears on Following Page]

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14.	Effective Date

This Agreement shall take effect upon the date of acceptance by the Corporation.

DATED at ______________, ______________on this ______________day of ______________2014.

Name of Subscriber (please print):

Official Capacity or Title (corporations only):

Social Security Number / Corporate Federal ID Number:

Subscriber's Address:

Subscriber's E-mail Address:

Telephone Number:

Authorized Signature:

ACCEPTANCE

The Corporation hereby accepts the above subscription as of this ______________day of ______________2014.

FIRST PRIORITY TAX SOLUTIONS INC.

By

Title:

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